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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Certified Financial Statement

ANNUAL REPORT

December 31, 2013

Madison Covered Call & Equity Strategy Fund (MCN)

Active Equity Management combined with a Covered Call Option Strategy

Madison
www.madisonfunds.com

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013

Table of Contents

Discussion of Fund’s Performance	2
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights for a Share of Beneficial Interest Outstanding	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Other Information	22
Trustees and Officers	24
Dividend Reinvestment Plan	28

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Discussion of Fund‘s Performance
What happened in the market during 2013?
Despite modest economic growth, U.S. equities had one of the best years in history and led the world’s stock markets, as the S&P 500 advanced 32.39% in 2013. Domestic mid-cap and small-cap indices showed even stronger returns, with the Russell Midcap® Index up 34.76% and the Russell 2000® Index of small-cap stocks up 38.82%. Developed international markets were also robust, as the broad MSCI EAFE Net Index advanced 22.78%. Emerging markets, on the other hand, lagged the developed world badly, with the Russell Emerging Market Index barely positive with a 0.2% return.
Despite an array of challenges, the resilient U.S. economy grew by nearly 2% in 2013, with the rate of this growth appearing to accelerate through the final quarters. Europe seemed to be working through the worst of its problems, while emerging markets showed signs of slowing growth, putting selling pressure on what had been an investor favorite for much of the past decade.
Returns for bond investors were not as satisfying, as the broad Barclays Aggregate Index dropped -2.02%. During the final quarter of 2013, fixed income investors continued to focus on the timing of a much awaited shift in monetary policy from the Federal Reserve Board (the  “Fed“). Throughout 2013 strengthening economic fundamentals and hints from the Fed created expectations for a tapering in Fed open-market bond purchasing. These expectations for what was widely viewed as the first stage towards monetary tightening put steady pressure on interest rates. The yield on the bellwether 10-year Treasury began the year below 2% and climbed close to 3% in early September before drifting back to 2.6% at the end of the third quarter. At year’s end the 10-year yield was just over 3%, marking its highest level for 2013.
How did the fund perform given the marketplace conditions during 2013?
For the year ending December 31, 2013, on a Net Asset Value (NAV) basis, Madison Covered Call and Equity Strategy Fund (“MCN“ or the “Fund”) rose 17.9%, compared to the 13.3% return of the CBOE S&P BuyWrite Index (BXM). The BXM, the Fund’s primary index, represents the passive version of a covered call equity strategy. On a share price basis, MCN advanced 17.1%. The fund’s share price discount to the NAV widened slightly throughout the year, starting at an 11.7% discount and ending the year at a 13.2% discount. In mid-March, the discount was at its narrowest level at 9.2%. MCN distributed $0.72 per share for the full year, on par with the 2012 distribution level. We earned $1.50 from investment operations as our NAV increased from $8.63 to $9.41. Using year-end values, the Fund’s yield was 7.7% on NAV or 8.8% on market price.
The Fund outperformed the BXM by over 460 basis points on a NAV basis. The Fund was positively impacted by stock selection and sector allocation that were stronger than the S&P 500, which is the underlying asset in the BXM. In addition, the Fund’s equity exposure was not fully “covered“ by call options during the year which resulted in the Fund being less hedged relative to the BXM, which is fully covered at all times. Being less hedged in a rising market environment allowed the Fund to participate in the positive market move to a greater extent. Partially offsetting these positive attributes was the impact of the Fund’s cash exposure, which detracted from performance in a rising market relative to BXM, which has no cash exposure. The impacts of stock selection, sector allocation and cash holdings is discussed below.
Typically, a covered call strategy will lag the overall market during periods of strong upward movement in stock prices as the sale of call options against stock positions limits full participation in favor of higher income potential and downside protection. This certainly impacted the Fund’s ability to keep up with the S&P 500 strong returns over the past 12 months.
The strong full year performance of the S&P 500 was broad-based and led by lower quality, higher risk companies. From a sector perspective for the Fund, the Consumer Discretionary, Health Care and Industrial Sectors were the top performers. The Fund benefited from its overweighted positioning in consumer companies with particularly strong performance coming from Best Buy,

MCN | Madison Covered Call & Equity Strategy Fund | Discussion of Fund’s Performance - continued | December 31, 2013
Advance Auto Parts and Amazon, and only minimally offset by weakness in a few mid-cap companies such as Lululemon and Panera Bread Company. The Fund had a neutral weight in health care stocks although the positioning declined throughout the year as individual holdings were trimmed or sold due to strong performance. Biotechnology companies were the best of breed performers within this sector and the Fund benefited from owning Celgene and Allergan. Generic drug manufacturers were mixed with Mylan Labs’ strong performance offset by weakness in Teva Pharmaceuticals. The Industrials Sector was under-represented in the Fund and individual stocks underperformed, led by weakness in C. H. Robinson and Expeditors International. Strength in United Technologies partially offset weakness elsewhere. The weakest sectors during the year were the relatively small Telecom and Utilities Sectors in which the fund had no exposure. The Information Technology Sector was up over 26% but technically underperformed the overall market. The Fund has had a consistent overweighted position in this sector so this hindered relative performance to a small degree. The Fund’s individual technology holdings fared well during the year with particularly strong contribution coming from Flextronics, Microsoft, Linear Technology, Applied Materials, Symantec and Yahoo. Weaker performance came from Broadcom, Altera, Nuance Communications and eBay.
With respect to cash levels, a rising stock market typically results in a high level of stock assignments which can occur when a holding’s market price moves above the call option’s strike price. A high level of assignments will lead to higher cash levels until the cash is reinvested into other appropriate equity holdings. During 2013, assignment activity was very high given the stock market’s strong advance and cash levels were consistently elevated as the fund managers prudently awaited reinvestment opportunities without the benefit of meaningful market pullbacks. The higher than normal cash levels were a hindrance to performance given the market’s strong advance. At year end, cash levels were at 11.6%.

SHARE PRICE AND NAV PERFORMANCE FOR
MADISON COVERED CALL & EQUITY STRATEGY FUND
Describe the Fund’s portfolio equity and option structure.
As of December 31, 2013, the Fund held 45 equity securities and unexpired covered call options had been written against 87.9% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, yet, as of December 31, only 25% of the Fund’s call options (18 of 72 different options) remained “out-of-the-money.” The sharp market rally late in the year caused many options to move into the money although they were originally written out-of-the-money. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) Given concerns that the overall market had moved ahead of fundamentals, in mid-year, the Fund’s managers begun writing options “closer-to-the-money” in order to capture higher premium income and provide the fund added protection from a reversal in the market’s most recent upward trend. With a very high percentage of the equity holdings covered by options written closer-to-the-money, the fund took on a greater “hedged” posture as the year wound down. Clearly, as the market continued to move higher, this was a drag on relative performance.
Which sectors are prevalent in the Fund?
From a sector perspective, MCN’s largest exposure as of December 31, 2013 was to the Information Technology (and technology related) Sector, followed by Consumer Discretionary, Health Care, Industrials, and Financials.
The Fund had no representation in the Telecommunication Services and Utilities Sectors as of year-end.

MCN | Madison Covered Call & Equity Strategy Fund | Discussion of Fund’s Performance - continued | December 31, 2013

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/13
Consumer Discretionary	16.5%
Consumer Staples	4.6%
Energy	5.3%
Financials	6.3%
Health Care	8.9%
Industrials	8.5%
Information Technology†	25.5%
Materials	4.3%
Exhange Traded Funds	8.0%
U.S. Government and Agency Obligations	5.2%
Short-Term Investments	6.9%
†Information Technology includes securities in the following industries: Communications Equipment; Computers and Peripherals; Internet Software & Services; IT services; Semiconductors & Semiconductor Equipment; and Software.

Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price/Earnings Ratio to Growth Rate), as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
Discuss how risk is managed through the Fund’s investment process.
Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:
1. Focus on the underlying security. The manager’s bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s  “growth-at-a-reasonable-price” (GARP) philosophy is specifically tuned to such valuation discipline.
2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options ( strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager

MCN | Madison Covered Call & Equity Strategy Fund | Discussion of Fund’s Performance - continued | December 31, 2013
may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the manager may sell options further out of the money in order to allow the fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio should be covered by call options in order to more fully participate in market upside.
3. Cash management and timing. Generally, the manager believes that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment, which would increase the Fund’s cash position following a period of very strong stock. Given the manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels, however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.
What is the management’s outlook for the market and Fund in 2014?
In our view, the slow but steady improvement in the U.S. real economy bodes well for 2014. Our cautiously upbeat outlook is largely based on an improving fiscal backdrop, with 2013’s federal government headwind expected to recede in 2014. Relative to other countries, the U.S. enjoys favorable demographics, has strong energy and agricultural resources, good national security, a strong rule of law, and a robust consumer base. In addition, the U.S. federal budget deficit has declined from 10% to near 4% of GDP over the past four years. We remain watchful regarding still-high debt levels with governmental entities and consumers, lower labor force participation, unclear long-term fiscal and monetary policies, and lower levels of capital investments by businesses. On balance, though, the U.S. looks strong compared to the rest of the world.
In terms of the equity markets, following incredibly strong performance in 2013, U.S. equity markets are more susceptible to short term volatility stemming from some wavering in the emerging markets and/or the negative impact from severe winter weather. There are also growing signs of complacency and greed with investors, so we would view the short term risk/reward environment as skewed toward risk. This has been evident in the growing “hedged” positioning of the Fund in late 2013. However, looking beyond some potential near-term uncertainty, we view corporate America as being in relatively solid health with good balance sheets, excessive cash, and low but positive earnings growth. Given the recent run-up in equities, valuations have become somewhat extended but not excessive. We expect that volatility will be higher in 2014 and this should provide an improved premium environment for selling call options.

TOP TEN HOLDINGS AS OF 12/31/13
% of net assets
eBay Inc.	3.7%
Powershares QQQ Trust Series 1 ETF	3.4%
DIRECTV	3.4%
Apple Inc.	3.1%
SPDR S&P 500 ETF Trust	2.9%
Oracle Corp.	2.9%
Advance Auto Parts Inc.	2.8%
T. Rowe Price Group Inc.	2.8%
Accenture PLC, Class A	2.8%
QUALCOMM Inc.	2.7%

MCN | Madison Covered Call & Equity Strategy Fund | Discussion of Fund’s Performance - concluded | December 31, 2013
INDEX DEFINITIONS
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 84.1%
Consumer Discretionary - 17.4%
Advance Auto Parts Inc. (A)	46,000	$ 5,091,280
Amazon.com Inc.* (A)	9,000	3,589,110
CBS Corp., Class B (A)	32,000	2,039,680
DIRECTV* (A)	88,000	6,079,920
Discovery Communications Inc., Class C* (A)	38,000	3,186,680
Home Depot Inc./The (A)	52,000	4,281,680
Lululemon Athletica Inc.* (A)	60,000	3,541,800
Panera Bread Co., Class A* (A)	21,000	3,710,490
		31,520,640
Consumer Staples - 4.9%
Costco Wholesale Corp. (A)	35,000	4,165,350
CVS Caremark Corp. (A)	65,000	4,652,050
		8,817,400
Energy - 5.6%
Apache Corp. (A)	42,500	3,652,450
Canadian Natural Resources Ltd. (A)	80,000	2,707,200
Petroleo Brasileiro S.A., ADR	60,000	826,800
Schlumberger Ltd. (A)	32,000	2,883,520
		10,069,970
Financials - 6.6%
BB&T Corp. (A)	107,000	3,993,240
Morgan Stanley (A)	95,000	2,979,200
T. Rowe Price Group Inc. (A)	60,000	5,026,200
		11,998,640
Health Care - 9.4%
Allergan Inc. (A)	36,900	4,098,852
Baxter International Inc. (A)	60,000	4,173,000
Mylan Inc.* (A)	60,000	2,604,000
Teva Pharmaceutical Industries Ltd., ADR (A)	60,000	2,404,800
Varian Medical Systems Inc.* (A)	48,000	3,729,120
		17,009,772
Industrials - 8.9%
C.H. Robinson Worldwide Inc. (A)	45,000	2,625,300
Expeditors International of Washington Inc. (A)	70,000	3,097,500
Rockwell Collins Inc. (A)	52,000	3,843,840

Stericycle Inc.* (A)	24,000	2,788,080
United Technologies Corp. (A)	34,000	3,869,200
		16,223,920
Information Technology - 26.8%
Communications Equipment - 2.6%
QUALCOMM Inc. (A)	65,000	$ 4,826,250
	Shares	Value (Note 2)
Computers & Peripherals - 4.7%
Apple Inc. (A)	10,000	$ 5,611,100
EMC Corp. (A)	116,500	2,929,975
		8,541,075
Internet Software & Services - 3.7%
eBay Inc.* (A)	121,000	6,641,690
IT Services - 3.4%
Accenture PLC, Class A (A)	61,000	5,015,420
Visa Inc., Class A (A)	5,000	1,113,400
		6,128,820
Semiconductors & Semiconductor Equipment - 6.7%
Altera Corp.	110,000	3,578,300
Broadcom Corp., Class A (A)	130,000	3,854,500
Linear Technology Corp. (A)	103,000	4,691,650
		12,124,450
Software - 5.7%
Microsoft Corp. (A)	95,000	3,555,850
Nuance Communications Inc.*	99,000	1,504,800
Oracle Corp. (A)	137,000	5,241,620
		10,302,270
		48,564,555
Materials - 4.5%
Freeport-McMoRan Copper & Gold Inc. (A)	70,000	2,641,800
Monsanto Co. (A)	27,000	3,146,850
Mosaic Co./The (A)	49,800	2,354,046
		8,142,696
Total Common Stocks ( Cost $141,523,956 )		152,347,593
INVESTMENT COMPANIES - 8.3%
Powershares QQQ Trust Series 1 ETF (A)	70,000	6,157,200
SPDR S&P 500 ETF Trust (A)	28,800	5,318,496
SPDR S&P MidCap 400 ETF Trust (A)	15,000	3,663,000
Total Investment Companies( Cost $14,483,826 )		15,138,696
	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.5%

U.S. Treasury Bill (B) (C) - 5.5%
0.038%, 2/6/14	$10,000,000	9,999,625
Total U.S. Government and Agency Obligations ( Cost $9,999,625 )		9,999,625

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - continued | December 31, 2013

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 7.2%
State Street Institutional U.S. Government Money Market Fund	13,046,372	$ 13,046,372
Total Short-Term Investments ( Cost $13,046,372 )		13,046,372
TOTAL INVESTMENTS - 105.1% ( Cost $179,053,779** )		190,532,286
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(99,943)
TOTAL CALL & PUT OPTIONS WRITTEN - (5.0%)		(9,097,322)
TOTAL NET ASSETS - 100.0%		$181,335,021

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $179,679,253.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities are segregated as collateral for put options written. As of December 31, 2013, the total amount segregated was $9,999,625.
(C)	Rate noted represents annualized yield at time of purchase.
ADR	American Depository Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Accenture PLC, Class A	410	January 2014	$ 75.00	$297,250
Accenture PLC, Class A	200	February 2014	75.00	153,000
Advance Auto Parts Inc.	460	March 2014	100.00	598,000
Allergan Inc.	369	January 2014	95.00	601,470
Amazon.com Inc.	90	February 2014	385.00	251,775
Apache Corp.	175	January 2014	90.00	4,025
Apache Corp.	250	January 2014	92.50	1,625
Apple Inc.	25	January 2014	550.00	43,938
Apple Inc.	75	February 2014	565.00	166,125
Baxter International Inc.	300	February 2014	70.00	45,000
BB&T Corp.	600	January 2014	35.00	145,800
BB&T Corp.	400	January 2014	36.00	60,800
Broadcom Corp., Class A	500	January 2014	28.00	89,500
Broadcom Corp., Class A	500	February 2014	28.00	117,000
C.H. Robinson Worldwide Inc.	200	January 2014	60.00	5,000
C.H. Robinson Worldwide Inc.	250	February 2014	57.50	61,875
Canadian Natural Resources Ltd.	400	January 2014	33.00	46,000
CBS Corp., Class B	160	January 2014	55.00	140,000
CBS Corp., Class B	160	January 2014	60.00	62,400
Costco Wholesale Corp.	250	January 2014	118.00	52,250
Costco Wholesale Corp.	100	January 2014	120.00	10,100
CVS Caremark Corp.	300	January 2014	62.50	274,500
CVS Caremark Corp.	350	February 2014	62.50	320,250
DIRECTV	300	January 2014	62.50	198,750
DIRECTV	400	January 2014	65.00	170,000
Discovery Communications Inc., Class C	300	March 2014	80.00	172,500
eBay Inc.	600	January 2014	52.50	168,600
eBay Inc.	500	January 2014	55.00	59,500
EMC Corp.	200	January 2014	26.00	2,000
EMC Corp.	500	February 2014	25.00	44,500
Expeditors International of Washington Inc.	400	January 2014	45.00	15,000
Expeditors International of Washington Inc.	300	February 2014	45.00	28,500

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - concluded | December 31, 2013

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Freeport-McMoRan Copper & Gold Inc.	200	January 2014	$ 33.00	$ 95,000
Freeport-McMoRan Copper & Gold Inc.	250	January 2014	37.00	27,875
Freeport-McMoRan Copper & Gold Inc.	250	February 2014	38.00	28,750
Home Depot Inc./The	220	January 2014	75.00	162,250
Home Depot Inc./The	300	January 2014	77.50	148,500
Linear Technology Corp.	500	January 2014	40.00	277,500
Linear Technology Corp.	500	February 2014	41.00	232,500
Lululemon Athletica Inc.	300	March 2014	62.50	68,250
Microsoft Corp.	600	January 2014	35.00	152,400
Microsoft Corp.	350	February 2014	36.00	76,300
Monsanto Co.	270	January 2014	110.00	183,600
Morgan Stanley	450	January 2014	29.00	112,725
Morgan Stanley	500	January 2014	30.00	83,000
Mosaic Co./The	198	January 2014	47.50	17,028
Mosaic Co./The	300	January 2014	50.00	5,700
Mylan Inc.	380	January 2014	39.00	171,000
Mylan Inc.	220	January 2014	40.00	78,100
Oracle Corp.	700	January 2014	34.00	297,500
Oracle Corp.	500	March 2014	35.00	183,750
Panera Bread Co., Class A	210	January 2014	170.00	160,650
Powershares QQQ Trust Series 1	700	January 2014	82.00	432,950
QUALCOMM Inc.	350	January 2014	70.00	152,250
QUALCOMM Inc.	300	January 2014	72.50	63,600
Rockwell Collins Inc.	400	January 2014	70.00	168,000
Schlumberger Ltd.	160	February 2014	90.00	45,280
Schlumberger Ltd.	160	May 2014	92.50	57,200
SPDR S&P 500 ETF Trust	38	January 2014	175.00	38,456
SPDR S&P 500 ETF Trust	250	March 2014	184.00	120,625
SPDR S&P MidCap 400 ETF Trust	150	January 2014	235.00	146,250
Stericycle Inc.	120	February 2014	115.00	42,600
T. Rowe Price Group Inc.	400	January 2014	75.00	348,000
T. Rowe Price Group Inc.	200	January 2014	80.00	79,000
Teva Pharmaceutical Industries Ltd.	300	January 2014	42.50	5,700

United Technologies Corp.	200	January 2014	110.00	83,000
United Technologies Corp.	140	February 2014	110.00	71,750
Varian Medical Systems Inc.	188	February 2014	75.00	80,840
Varian Medical Systems Inc.	112	February 2014	80.00	18,760
Varian Medical Systems Inc.	180	May 2014	80.00	57,600
Visa Inc., Class A	50	January 2014	200.00	113,750
Total Call Options Written (Premiums received $5,020,573)				$9,095,022

Put Options Written
Monsanto Co.	200	January 2014	97.50	2,300
Total Put Options Written (Premiums received $49,199)				$ 2,300
Total Value of Options Written (Premiums received $5,069,772)				$9,097,322

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Statement of Assets and Liabilities as of December 31, 2013

Assets:
Investments in securities, at cost
Unaffiliated issuers	$179,053,779
Net unrealized appreciation
Unaffiliated issuers	11,478,507
Total investments at value	190,532,286
Receivables:
Investments sold	9,499
Dividends and interest	53,380
Total assets	190,595,165
Liabilities:
Payables:
Advisory agreement fees	122,885
Service agreement fees	39,937
Options written, at value (premiums received $5,069,772) (Note 6)	9,097,322
Total liabilities	9,260,144
Net assets applicable to outstanding capital stock	$181,335,021
Net assets consist of:
Paid-in capital	217,494,689
Accumulated undistributed net investment income	–
Accumulated net realized loss on investments sold, options and foreign currency related transactions	(43,610,611)
Net unrealized appreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	7,450,943
Net Assets	$181,335,021

Capital Shares Issued and Outstanding (Note 7)	19,268,423
Net Asset Value per share	$ 9.41

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Statement of Operations For the Year Ended December 31, 2013

Investment Income:
Interest	$ 7,362
Dividends
Unaffiliated issuers	1,879,919
Less: Foreign taxes withheld	(35,702)
Total investment income	1,851,579
Expenses:
Advisory agreement fees	1,406,349
Service agreement fees	457,064
Other expenses	1,433
Total expenses	1,864,846
Net Investment loss	(13,267)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options	9,215,725
Unaffiliated issuers	1,207,162
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	(3,740,983)
Unaffiliated issuers	22,234,263
Net Realized and Unrealized Gain on Investments and Option Transactions	28,916,167
Net Increase in Net Assets from Operations	$ 28,902,900

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Net Assets at beginning of period	$166,305,386	$166,764,101
Increase (decrease) in net assets from operations:
Net investment loss	(13,267)	(246,066)
Net realized gain (loss) on investments and options transactions	10,422,887	(67,950)
Net change in unrealized appreciation on investments and options transactions	18,493,280	13,728,565
Net increase in net assets from operations	28,902,900	13,414,549
Distributions to shareholders:
From net capital gains	(10,790,599)	(146,454)
From return of capital	(3,082,666)	(13,726,810)
Total distributions	(13,873,265)	(13,873,264)

Total increase (decrease) in net assets	15,029,635	(458,715)
Net Assets at end of period	$181,335,021	$166,305,386
Undistributed net investment income included in net assets	$ –	$ –

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Financial Highlights for a Share of
Beneficial Interest Outstanding

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$8.63	$8.65	$9.78	$9.62	$7.64
Income from investment operations:
Net investment income (loss)[1]	(0.00)[2]	(0.010)	(0.030)	(0.050)	(0.050)
Net realized and unrealized gain (loss) on investments	1.50	0.71	(0.380)	0.93	2.83
Total from investment operations	1.50	0.70	(0.410)	0.88	2.78
Less Distributions:
From and in excess of net investment income	–	(0.010)	(0.700)	–	(0.800)
From net capital gains	(0.560)	–	–	–	–
From return of capital	(0.160)	(0.710)	(0.020)	(0.720)	0.002
Total distributions	(0.720)	(0.720)	(0.720)	(0.720)	(0.800)
Net increase (decrease) in net asset value	0.78	(0.020)	(1.130)	0.16	1.98
Net Asset Value at end of period	$9.41	$8.63	$8.65	$9.78	$9.62
Market Value at end of period	$8.17	$7.62	$7.47	$9.05	$8.89
Total Return
Net asset value (%)	17.93	8.31	(4.370)	9.84	39.00
Market value (%)	17.05	11.80	(9.990)	10.49	61.01
Ratios/Supplemental Data
Net Assets at end of period (in 000‘s)	$181,335	$166,305	$166,764	$188,425	$185,393
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	1.06	1.45	1.36	1.31	1.62
After reimbursement of expenses by adviser (%)	1.06	1.39	1.36	1.31	1.62
Ratio of net investment income to average net assets (%)	(0.010)	(0.150)	(0.330)	(0.560)	(0.570)
Portfolio turnover (%)	151	61	68	60	14

1Based on average shares outstanding during the year.
2Amount represents less than $(0.005) per share.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Notes to Financial Statements
1. Organization
Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. Prior to January 1, 2013, the Fund was known as the Madison/Claymore Covered Call & Equity Strategy Fund.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s Investment Adviser (the “Adviser“), selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. Significant Accounting Policies
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ, which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities, are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their Net Asset Value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2013
assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the period ended December 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classification levels during the year ended December 31, 2013. As of and during the year ended December 31, 2013, the Fund did not hold securities deemed as a Level 3.
The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2013:

Description	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Value at 12/31/13
Assets:
Common Stocks	$152,347,593	$ –	$ –	$152,347,593
Investment Companies	15,138,696	–	–	15,138,696
U.S. Government and Agency Obligations	–	9,999,625	–	9,999,625
Short Term Investments	13,046,372	–	–	13,046,372
	$180,532,661	$ 9,999,625	$ –	190,532,286
Liabilities:
Written options	$ 9,097,322	$ –	$ –	$ 9,097,322

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	–	$ –	Options written	$9,097,322
The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$9,215,725	$(3,740,983)

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2013
In June 2013, FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services - Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.
Investment Transactions and Investment Income: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.
Clarification of Investment Strategy. The Fund may invest up to 15% of its net assets in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). The Fund did not hold any foreign securities during the period.
3. Investment Advisory Agreement and Service Agreement
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund pays the

Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily managed assets.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary conduct of its business, to the extent that the Adviser (or any other person acting as the Fund’s investment adviser) has not undertaken to provide such services. In this regard, the Adviser shall provide, or arrange to have a third party provide, among other things, the following services to the Fund: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to the conduct of the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily managed assets. This fee may not be increased for a period of at least two years from the date of the Services Agreement (i.e., not before January 1, 2015). Accordingly, the service fee is essentially capped at 0.26% per year, for two years. Not included in this fee cap (and, therefore, the responsibility of the Fund) are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i)
any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses). Transitional expenses consist of certain administrative and operational fees and expenses borne directly by the Fund prior to January 1, 2013.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2013
Other Expenses. Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Investment Adviser or its affiliates. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser or its affiliates. The fees for the independent trustees are paid out of the Services Agreement fee and totaled $36,000 for the year ended December 31, 2013.
4. Federal Income Taxes
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve the Fund from all or substantially all federal income taxes.
Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2013, $10,803,866 was reclassified from accumulated net Investment loss, and $289 was reclassified from accumulated net realized loss into the paid in capital account of the Fund, to reflect permanent book and tax differences relating to a net operating loss.
As of December 31, 2013, for federal income tax purposes, the Fund utilized $10,804,154 of capital loss carryforwards (“CLCF”). The Fund had a remaining CLCF of $42,985,137, which can be used to offset future capital gains. These CLCF’s will expire on December 31, 2018. Per the RIC Modernization Act, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years prior to December 22, 2010; therefore, CLCFs available as of the report date may expire unused.
Information on the tax components of investments, excluding option contracts, as of December 31, 2013, is as follows:

Cost	$179,679,253
Gross appreciation	13,700,348
Gross depreciation	(2,847,315)
Net appreciation	$ 10,853,033

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.
For the years ended December 31, 2013 and 2012, the tax character of distributions paid to shareholders was $10,790,599 ordinary income and $3,082,666 return of capital for 2013 and $146,454 ordinary income and $13,726,810 return of capital for 2012.
As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$ –
Undistributed Ordinary Income	$ –
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.
5. Investment Transactions
During the year ended December 31, 2013, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $220,960,688 and $224,795,227, respectively. No long-term U.S. Government securities were purchased or sold during the period.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2013
6. Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written and is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
Transactions in written option contracts during the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Options outstanding beginning of period	32,086	$6,045,955
Options written during the period	95,887	17,593,092
Options closed during the period	(32,246)	(5,663,688)
Options exercised during the period	(43,024)	(7,688,233)
Options expired during the period	(30,883)	(5,217,354)
Options outstanding end of period	21,820	$5,069,772
Purchased call option activity was not significant for the year ended December 31, 2013 and no purchased options were outstanding as of December 31, 2013.
7. Capital
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,268,423 shares issued and outstanding as of December 31, 2013. Additionally, no capital stock activity occurred for the years ended December 31, 2013 and 2012, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the years ended December 31, 2013 and 2012, respectively.
8. Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.
9. Discussion of Risks
Equity Risk. The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2013
the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid Cap Company Risk. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the common shares than a comparable portfolio without leverage.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - concluded | December 31, 2013
Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund‘s Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
10. Subsequent Events
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Report of Independent
Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Madison Covered Call & Equity Strategy Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Madison Covered Call & Equity Strategy Fund (the “Fund”), as of December 31, 2013, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2012 and the financial highlights for the periods ended prior to January 1, 2013 were audited by other auditors, whose report, dated February 25, 2013, expressed an unqualified opinion on this statement of changes in net assets and financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
(signature)
Milwaukee, WI
February 21, 2014

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Other Information (unaudited)
Federal Income Tax Information. The Fund recognized qualified dividend income of $1,830,856 during the fiscal year ended December 31, 2013. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. (Complete information regarding the federal tax status of the distribution received during the calendar 2013 will be reported in conjunction with Form 1099-DIV.) For corporate shareholders, 13.72% of the dividends paid by the Fund qualifies for the dividends-received deduction.
Results of Shareholder Vote. The Annual Meeting of shareholders of the Fund was held on July 31, 2013. At the meeting, shareholders voted on the election of one trustee, Lorence D. Wheeler. The votes cast in favor of election for Mr. Wheeler were 17,051,307 with 597,037 withheld. The other trustees of the Fund, whose terms did not expire in 2013, are Philip E. Blake and James R. Imhoff, Jr.
Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
Other Considerations. The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
While investments in securities have been keystones in wealth building and management for a hundred years, at times they’ve produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When calamity strikes, the word “security” itself seems a misnomer. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - concluded | December 31, 2013
operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Trustees and Officers
The address of each trustee and officer of the Fund is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Fund’s Statement of Additional Information
includes additional information about the trustees of the Fund and is available, without charge, upon request, by calling
1-800-368-3195.
Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank[1] 1960	2012 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer,
2010 - Present; Managing Director and Vice President, 1986 - 2010;
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer,
2010 - Present; Vice President, 2004 - 2010;
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer,
2010 - Present; President, 1996 - 2010; Madison Strategic Sector Premium Fund (closed end fund), President, December 2005 - Present; Madison Funds (21) and Ultra Series Fund (16) (mutual funds), President, 2009 - Present
Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds(21) and Ultra Series Fund (16), 2009 - Present

1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - continued | December 31, 2013

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 2012 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010;
Madison, Executive Director and Chief Investment Officer, 2010 - Present
MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010
Madison Funds (21 funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, December 2005 - Present; and Ultra Series Fund (16), Vice President, 2009 - Present
N/A
Paul A. Lefurgey 1964	Vice President, 2012 - Present
MIH, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2005 - 2013
Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2010 - 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005
Madison Funds (21) and Ultra Series Fund (16), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, December 2010 - Present
N/A

Greg D. Hoppe 1969	Treasurer, 2012 - Present; Vice President 2008 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Funds (21) and Ultra Series Fund (16) Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Treasurer, December 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2012 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
Madison Funds (21) and Ultra Series Fund (16), Secretary, 1999 - Present and Treasurer, 2008 - 2009 and Assistant Treasurer, 1997 - 2007 and 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, December 2010 - Present
N/A

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - continued | December 31, 2013

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
W. Richard Mason 1960	Chief Compliance Officer; Corporate Counsel and Assistant Secretary, 2012 - Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009
MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009;
Madison Funds (21) and Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2012 - Present
MIH, MIA, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer,
2009 - Present
NorthRoad, General Counsel & Chief Legal Officer,
2011 - Present
Madison Funds (21) and Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary,
2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009
Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Partner/Shareholder, Securities Practice Group,
1994-2007
N/A

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - concluded | December 31, 2013
Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Philip E. Blake 1943	Trustee, 2012 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	39
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012; Nerites Corporation (technology company), 2004 - 2013; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (21), and Ultra Series Fund (16), 2009 - Present

James R. Imhoff, Jr. 1944	Trustee, 2004 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	39	Park Bank, 1978 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (21) and Ultra Series Fund (16), 2009 - Present
Lorence D. Wheeler 1938	Trustee, 2004 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	39	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (21) and Ultra Series Fund (16), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, and the Madison Strategic Sector Premium Fund (a closed-end fund) for a grand total of 39 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2013
Dividend Reinvestment Plan
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and

MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | December 31, 2013
vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

Board of Trustees Philip E. Blake James Imhoff, Jr. Lorence Wheeler
Officers
Katherine L. Frank
President
Jay R. Sekelsky
Vice President
Paul Lefurgey
Vice President
Greg D. Hoppe
Treasurer
Holly S. Baggot
Secretary & Assistant Treasurer
W. Richard Mason
CCO, Corporate Counsel
& Assistant Secretary
Pam M. Krill
CLO, General Counsel
& Assistant Secretary

Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent RegisteredPublic Accounting Firm
Deloitte & Touche LLP
Milwaukee, Wisconsin

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?
If your shares are held in a Brokerage Account, contact your Broker
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A, Canton, MA 02021
This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In August 2013, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

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Madison
550 Science Drive
Madison, WI 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

(a) The Madison Covered Call & Equity Strategy Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code replaced the version of applicable during the period when the Fund was known as the Madison/Claymore Covered Call & Equity Strategy Fund and was adopted effective January 1, 2013. The code is not materially different than the code it replaced, other than the change of the individuals subject to the Code which occurred as part of the change of investment advisers to the Fund occurring on January 1, 2013.

(c) The current code has not been amended since it was adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Covered Call & Equity Strategy Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2013, Philip Blake, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4.  Principal Accountant Fees and Services.

(a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $24,000 and $33,200 for the fiscal years ended December 31, 2013, and December 31, 2012, respectively.  The registrant is affiliated with the Madison Funds (formerly known as MEMBERS Mutual Funds, an affiliated registered investment company ("MMF")), the Ultra Series Fund and the Madison Strategic Sector Premium Fund (all affiliated investment companies together, the “Affiliated Funds”) which paid the registrant's principal accountant an additional $444,500 and $425,500, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees: None.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $3,635 and $4,250 for the fiscal years ended December 31, 2013, and December 31, 2012, respectively.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) As stated in paragraph (c) above, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Trust, the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant were $3,635 and $4,250 for the fiscal years ended December 31, 2013 and December 31, 2012, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Philip Blake, James Imhoff and Lorence Wheeler.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client's best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client's best interests, then we must vote against the Board's recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board's recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.  The firm has retained the firm of Glass Lewis & Co. to serve in this capacity.  All investment company Boards for which we provide investment management services have requested we utilize the recommendations of Glass Lewis & Co. in cases of conflicts of interest.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a "conflicted list" for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above...

Voting Proxies of Securities No Longer Owned

We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates.  In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote.  Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of the adviser to the registrant and Madison Investment Advisors, Inc., and Ray Di Bernardo, Portfolio Manager of the adviser to the registrant and President of Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the registrant.  The adviser to the registrant, Madison Asset Management, LLC, is a subsidiary of Madison Investment Holdings, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

Frank Burgess:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$118 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
 1 Numbers are approximate.

Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$678 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,598	$1,288 million	0	$0
 1 Numbers are approximate.

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2013, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison Strategic Sector Premium Fund	$100,001 - $500,000
Ray DiBernardo	Madison Strategic Sector Premium Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer and Assistant Secretary
Date: February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: February 26, 2014

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: February 26, 2014